UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2023

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Brian C. McGoff resigned as a director of Dalrada Financial Corporation (the “Company”) on May 4, 2023. Mr. McGoff’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. McGoff will remain as an Officer of the Company.

Mr. Kyle McCollum resigned as a director of Dalrada Financial Corporation (the “Company”) on May 4, 2023. Mr. McCollum’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. McCollum will remain as an Officer of the Company.

Mr. David J. Bacon resigned as a director of Dalrada Financial Corporation (the “Company”) on May 8, 2023. Mr. Bacon’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Bijan Kian resigned as a director of Dalrada Financial Corporation (the “Company”) on May 4, 2023. Mr. Bijan’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Fletcher A. Robbe resigned as a director of Dalrada Financial Corporation (the “Company”) on May 5, 2023. Mr. Robbe’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Robbe will remain as an independent contractor for the Company.

Mr. Tom Giles resigned as a director of Dalrada Financial Corporation (the “Company”) on May 9, 2023. Mr. Giles’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Giles will remain as an independent contractor for the Company.

Mr. Harvey Hershkowitz resigned as a director of Dalrada Financial Corporation (the “Company”) on May 9, 2023. Mr. Giles’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Hershkowitz will remain as President of Dalrada Health.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2023	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar Officer, Director

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